UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2020

STONERIDGE, INC.

(Exact Name of Registrant as Specified in its Charter)

Ohio	001-13337	34-1598949
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

39675 MacKenzie Drive, Suite 400, Novi, Michigan 48377

(Address of principal executive offices, and Zip Code)

(248) 489-9300

Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, without par value	SRI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Stoneridge, Inc. (the “Company”) and Robert R. Willig, Jr. (“Willig”), President of Control Devices, reached a mutual agreement that Willig will separate from his employment with the Company effective March 31, 2020. The Company filed a Form 8-K with the SEC on March 9, 2020 disclosing Willig’s separation from service and the Company’s expectation that it would enter into a separation agreement and release with Willig on or around the separation date.

On March 31, 2020, the Company and Willig entered into a separation agreement and release (the “Separation Agreement”). Pursuant to the Separation Agreement, the Company and Willig mutually agreed that Willig’s employment with the Company would end on March 31, 2020 and Willig would be entitled to certain separation benefits set forth in the Separation Agreement. Willig is entitled to (i) salary continuation for 12 months, (ii), if elected by Willig, the Company will pay COBRA premiums for Willig and his eligible dependents for 12 months for continued healthcare coverage, (iii) the vesting of prior equity-based awards in accordance with the Company’s Long-Term Incentive Plan for a termination without cause under that plan, and (iv) continued life insurance benefits for 12 months. The Agreement contains confidentiality, non-disparagement, non-competition and non-solicitation covenants and a release of claims by Willig. The Agreement may be revoked by Willig until April 7, 2020. The foregoing summary is qualified in its entirety by reference to the Agreement, which is filed as Exhibit 99.1 hereto and incorporated herein by reference.

ITEM 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Separation Agreement and Release of Claims, dated March 31, 2020, by and between the Company and Robert Willig.

104	Cover Page Interactive Data File (the Cover Page Interactive Data File is embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Stoneridge, Inc.

Date: April 3, 2020	/s/ Robert R. Krakowiak
Robert R. Krakowiak, Executive Vice President, Chief Financial Officer and Treasurer (Principal Financial Officer)